- 1 -

                            EXCHANGE RIGHTS AGREEMENT

                  THIS EXCHANGE RIGHTS AGREEMENT is entered into as of September 29, 1997, by and between The ForeFront Group, Inc., a Delaware corporation ("ParentCo"), LanProfessional Inc., a corporation incorporated under the laws of Canada (the "Corporation"), and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi (the "Vendors").

                  WHEREAS, pursuant to an Acquisition Agreement dated as of September 29, 1997, by and between ParentCo, the Corporation and the Vendors (hereinafter referred to as the "Acquisition Agreement") the parties agreed that on the closing of the transaction contemplated under the Acquisition Agreement, ParentCo, the Corporation and the Vendors would execute and deliver an Exchange Rights Agreement containing the terms and conditions set forth in an Exhibit to the Acquisition Agreement together with such other terms and conditions as may be agreed to by the parties to the Acquisition Agreement acting reasonably.

                  WHEREAS, pursuant to the Acquisition Agreement, the Corporation issued to the Vendors certain exchangeable shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions").

                  WHEREAS, ParentCo is to grant to and in favour of the Vendors the right, in the circumstances set forth herein, to require ParentCo to purchase from each such Vendor all or any part of the Exchangeable Shares held by the Vendor.

                  WHEREAS, the parties desire to make appropriate provision and to establish a procedure whereby the rights to require ParentCo to purchase Exchangeable Shares from the Vendors (other than ParentCo and its Subsidiaries) shall be exercisable by the Vendors from time to time.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         1.1 Definitions. In this agreement, the following terms shall have the following meanings:

         "Automatic Exchange Rights" means the benefit of the obligation of ParentCo to effect the automatic exchange of ParentCo Common Shares for Exchangeable Shares pursuant to Section 3.11 hereof;

         "Board of Directors" means the Board of Directors of the Corporation;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Exchange Put Right" has the meaning provided in the Exchangeable Share Provisions;

         "Exchange Right" has the meaning provided in Article III hereof;

         "Exchange Rights" means the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights;

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Provisions" has the meaning provided in the recitals hereto;

         "Exchangeable Shares" has the meaning provided in the recitals hereto;

         "Insolvency Event" means the institution by the Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 30 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or the Corporation's not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions;

         "Liquidation Call Right" has the meaning provided in the Exchangeable Share Provisions;

         "Liquidation Event" has the meaning provided in subsection 3.11(a) hereof;

         "Liquidation   Event  Effective  Time"  has  the  meaning  provided  in
subsection 3.11(b) hereof;


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                                      - 3 -

         "Officer's Certificate" means, with respect to ParentCo or the Corporation, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board (if there be one), the President or any Vice-President of ParentCo or the Corporation, as the case may be;

         "ParentCo Common Share" has the meaning provided in the Exchangeable Share Provisions;

         "ParentCo Successor" has the meaning provided in subsection 4.1(a) hereof;

         "Person" includes an individual, body corporate,  partnership, company,
unincorporated   syndicate   or   organization,    trust,   trustee,   executor,
administrator and other legal representative;

         "Redemption Call Right" has the meaning provided in the Exchangeable Share Provisions;

         "Retracted Shares" has the meaning provided in Section 3.6 hereof;

         "Retraction Call Right" has the meaning provided in the Exchangeable Share Provisions;

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions; and

         "Support Agreement" means that certain support agreement made as of the date hereof by and between ParentCo and the Corporation.

         1.2 Integration Not Affected by Headings, Etc. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

         1.3 Number, Gender, Etc. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

         1.4 Date for Any Action. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE II
                              PURPOSE OF AGREEMENT

         2.1 The purpose of this agreement is to provide for the grant by ParentCo to the Vendors of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights and the grant by the Vendors to ParentCo of the Redemption Call Right and the Liquidation Call Right.

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                                      - 4 -


                                   ARTICLE III
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

         3.1 Grant and Ownership of the Exchange Right. ParentCo hereby grants to the Vendors:

         (a)      the Exchange Put Right,

         (b) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require ParentCo to purchase from each or any Vendor all or any part of the Exchangeable Shares held by the Vendors, and

         (c)      the Automatic Exchange Rights,

all in accordance with the provisions of this agreement and the Exchangeable Share Provisions, as the case may be. ParentCo hereby acknowledges receipt of $10 and the grant to ParentCo of the Redemption Call Right, Liquidation Call Right and the Retraction Call Right from each of the Vendors in consideration for the grant of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights by ParentCo to the Vendors.

         3.2 Legended Share Certificates. The Corporation will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Vendors of:

         (a) their right to instruct ParentCo with respect to the exercise of the Exchange Put Right and the Exchange Right in respect of the Exchangeable Shares held by a Vendor; and

         (b)      the Automatic Exchange Rights.

         3.3 Purchase Price. The purchase price payable by ParentCo for each Exchangeable Share to be purchased by ParentCo (a) under the Exchange Put Right shall be the amount determined under the Exchangeable Share Provisions, and (b) under the Exchange Right shall be an amount equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right. In connection with each exercise of the Exchange Right or the Exchange Put Right, ParentCo will provide to the Vendors an Officer's Certificate setting forth the calculation of the applicable Exchangeable Share Price for each Exchangeable Share. The applicable Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by ParentCo's issuing and delivering or causing to be delivered to the relevant Vendor, the applicable Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

         3.4 Exercise Instructions. Subject to the terms and conditions herein set forth, a Vendor shall be entitled, upon the occurrence and during the continuance of an Insolvency Event,

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                                      - 5 -

to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Vendor on the books of the Corporation. To cause the exercise of the Exchange Right, the Vendor shall deliver to ParentCo, in person or by certified or registered mail, or at such other place as ParentCo may from time to time designate by written notice to the Vendors, the certificates representing the Exchangeable Shares which such Vendor desires ParentCo to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the articles and the by-laws of the Corporation and such additional documents and instruments as ParentCo may reasonably require, together with:

         (a) a duly signed notice of exercise of the Exchange Right stating:

                  (i) that the Vendor thereby exercises the Exchange Right so as to require ParentCo to purchase from the Vendor the number of Exchangeable Shares specified therein,

                  (ii) that such Vendor has good title to and owns all such Exchangeable Shares to be acquired by ParentCo free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests; and

         (b) payment (or evidence satisfactory to the Corporation and ParentCo of payment) of the taxes (if any) payable as contemplated by Section 3.7 of this agreement.

                  If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to ParentCo are to be purchased by ParentCo under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Vendor at the expense of the Corporation.

         3.5 Delivery of Exchangeable Share Consideration; Effect of Exercise. Promptly after receipt by ParentCo of the certificates representing the
Exchangeable Shares which the Vendor desires ParentCo to purchase under the Exchange Put Right or the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Put Right or the Exchange Right), duly endorsed for transfer to
ParentCo, ParentCo shall advise the Corporation of its receipt of the same, which notice to ParentCo and the Corporation shall constitute exercise of the Exchange Put Right or the Exchange Right by the Vendor of such Exchangeable Shares, and ParentCo shall immediately thereafter deliver or cause to be delivered to the Vendor of such Exchangeable Shares (or to such other persons, if any, properly designated by such Vendor), the Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Put Right or the Exchange Right; provided, however, that no such delivery shall be made unless and until the Vendor requesting the same shall have paid (or provided evidence satisfactory to the Corporation and ParentCo of the payment
of) the taxes (if any) payable as contemplated by Section 3.7 of this agreement. Immediately upon the giving of notice by the Vendor to ParentCo and the Corporation of the exercise of the Exchange Put Right or the Exchange Right, as provided in this Section 3.5, the closing of the

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                                      - 6 -

transaction of purchase and sale contemplated by the Exchange Put Right or the Exchange Right shall be deemed to have occurred, and the Vendor of such Exchangeable Shares shall be deemed to have transferred to ParentCo all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Exchange Rights, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Exchangeable Share Consideration is not delivered by ParentCo to such Vendor (or to such other persons, if any, properly designated by such Vendor), within seven Business Days of the date of the giving of such notice, in which case the rights of the Vendor shall remain unaffected until such Exchangeable Share Consideration is delivered by ParentCo and any check included therein is paid. Concurrently with such Vendor ceasing to be a holder of Exchangeable Shares, the Vendor shall be considered and deemed for all purposes to be the holder of the ParentCo Common Shares delivered to it pursuant to the Exchange Put Right or the Exchange Right.

         3.6 Exercise of Exchange Right Subsequent to Retraction. In the event that a Vendor has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Vendor (the "Retracted Shares") and is notified by the Corporation pursuant to Section 6.6 of the Exchangeable Share Provisions that the Corporation will not be permitted as a result of liquidity or solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Vendor of written notice to that effect from the Corporation and provided that ParentCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Vendor has not revoked the retraction request delivered by the Vendor to the Corporation pursuant to
Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Vendor to exercise the Exchange Right with respect to those Retracted Shares which the Corporation is unable to redeem. In any such event, the Corporation hereby agrees with the Vendor immediately to notify the Vendor of such prohibition against the Corporation's redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to ParentCo all relevant materials delivered by the Vendor to the Corporation (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, ParentCo will purchase such shares in accordance with the provisions of this Article III.

         3.7 Stamp or Other Transfer Taxes. Upon any sale of Exchangeable Shares to ParentCo pursuant to the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing ParentCo Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Vendor of the Exchangeable Shares so sold without charge to the Vendor of the Exchangeable Shares so sold, provided, however, that such Vendor:

         (a) shall pay (and neither ParentCo nor the Corporation shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Vendor; or

         (b) shall have established to the satisfaction of ParentCo and the Corporation that such taxes, if any, have been paid.

         3.8 Notice of Insolvency Event. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, the Corporation and ParentCo shall give written notice thereof to the Vendors which notice shall contain a brief statement of the right of the Vendors with respect to the Exchange Right.

         3.9 Qualification of ParentCo Common Shares. ParentCo shall, at all times following the issue of the ParentCo Common Shares and the expiration of the LockUp Agreement as defined in the Acquisition Agreement, use good faith to cooperate with the Vendors to ensure that the ParentCo Common Shares shall be eligible for resale under an available exemption from registration under United States securities laws, including removing any legends which are no longer applicable upon written request from the Vendors, and providing necessary legal opinions to the transfer agent on a timely basis. Should the parties determine, either before or after the issue of the ParentCo Common Shares and the expiration of the LockUp Agreement, that there are no available exemptions from registration relating to the resale of the ParentCo Common Shares, then in such instance ParentCo, on ten days written notice from any Vendor, shall execute the Registration Rights Agreement in the form attached as Exhibit J to the Acquisition Agreement, and subject to execution by the Vendors, prepare and file a registration statement pursuant to the terms thereof at least 30 days prior to the expiration or earlier termination of the LockUp Agreement.

         3.10 Reservation of ParentCo Common Shares. ParentCo hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital shares such number of ParentCo Common Shares:

         (a)      as is equal to the sum of

                                   (i) the number of Exchangeable Shares issued and outstanding from time to time and

                                    (ii)    the  number of  Exchangeable  Shares
                                            issuable  upon the  exercise  of all
                                            rights   to   acquire   Exchangeable
                                            Shares outstanding from time to time
                                            and

         (b) as are now and may hereafter be required to enable and permit the Corporation to meet its obligations hereunder, under the incorporating documents of ParentCo, under the Support Agreement and under the Exchangeable Share Provisions.

         3.11     Automatic Exchange on Liquidation of ParentCo.

         (a) ParentCo will give each Vendor written notice of each of the following events (each, a "Liquidation Event") at the time set forth below:

                  (i) in the event of any determination by the board of directors of the ParentCo to institute voluntary liquidation, dissolution or winding-up proceedings with respect to ParentCo or to effect any other distribution of assets of ParentCo among its shareholders for the purpose of winding up its affairs, at least 20 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

                  (ii)     immediately, upon the earlier of

                           (A)      receipt by ParentCo of notice of; and

                           (B)      ParentCo's  otherwise  becoming aware of
any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of ParentCo or to effect any other distribution of assets of ParentCo among its shareholders for the purpose of winding up its affairs. Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for ParentCo Common Shares provided for in Section 3.11(b) below.

         (b) In order that the Vendors will be able to participate on a pro rata basis with the Vendors of ParentCo Common Shares in the distribution of assets of ParentCo in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for ParentCo Common Shares. To effect such automatic exchange, ParentCo shall be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Vendors, and each Vendor shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price applicable at such time. In connection with such automatic exchange, ParentCo will provide to each Vendor an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

         (c) The closing of the transaction of purchase and sale contemplated by
Section 3.11(b) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Vendor of Exchangeable Shares shall be deemed to have transferred to ParentCo all of the Vendor's right, title and interest in and to such Exchangeable Shares and the related interest in the Exchange Rights and shall cease to be a Vendor of such Exchangeable Shares, and ParentCo shall deliver to the Vendor the Exchangeable Share Consideration deliverable upon the automatic exchange of Exchangeable Shares. Concurrently with such Vendor's ceasing to be a Vendor of Exchangeable Shares, the Vendor shall be considered and deemed for all purposes to be the holder of the ParentCo Common Shares issued to it pursuant to the automatic exchange of Exchangeable Shares for ParentCo Common Shares, and the certificates held by the Vendor previously representing the Exchangeable Shares exchanged by the Vendor with ParentCo pursuant to such automatic exchange shall thereafter be deemed to represent the ParentCo Common Shares issued to the Vendor by ParentCo pursuant to such automatic exchange. Upon the request of a Vendor and the surrender by the Vendor of Exchangeable Share certificates deemed to represent ParentCo Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as ParentCo may reasonably require, ParentCo shall deliver or cause to be delivered to the Vendor certificates representing the ParentCo Common Shares of which the Vendor is the holder.

         (d) ParentCo covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article III hereof.


                                   ARTICLE IV
                      CERTAIN RIGHTS OF PARENTCO TO ACQUIRE
                               EXCHANGEABLE SHARES

         4.1      ParentCo Liquidation Call Right.

         (a) ParentCo shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation as referred to in Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all, of the holders of Exchangeable Shares on the Liquidation Date (other than ParentCo or any Subsidiary thereof) all but not less than all of the Exchangeable Shares held by each such holder on payment by ParentCo to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price"), which as provided in this Section 4.1, shall be fully paid and satisfied by the delivery by or on behalf of ParentCo of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price. In the event of the exercise of the Liquidation Call Right by ParentCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to ParentCo on the Liquidation

Date  on  payment  by  ParentCo  to  the  holder  of  the   Exchangeable   Share
Consideration representing the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, ParentCo must notify the Corporation and the holders of Exchangeable Shares of ParentCo's intention to exercise such right at least 20 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. ParentCo will notify the holders of Exchangeable Shares as to whether or not ParentCo has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by ParentCo. If ParentCo exercises the Liquidation Call Right, on the Liquidation Date, ParentCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, ParentCo shall deposit with the
Corporation, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Corporation, on and after the Liquidation Date the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price payable by ParentCo without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the ParentCo Common Share delivered to it. Upon surrender to the Corporation of a certificate or certificates representing the Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the articles and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of ParentCo shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If ParentCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions.

4.2      ParentCo Redemption Call Right.

         (a) ParentCo shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all, but not less than all, of the holders of Exchangeable Shares on the Automatic Redemption Date (other than ParentCo or any Subsidiary thereof) all but not less than all of the Exchangeable Shares held by each such holder on payment by ParentCo to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price"), which as provided in this Section 4.2, shall be fully paid and satisfied by the delivery by or on behalf of ParentCo of the Exchangeable Share Consideration representing the Redemption Call Purchase Price. In the event of the exercise of the Redemption Call Right by ParentCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to ParentCo on the Automatic Redemption Date on payment by ParentCo to the holder of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

         (b) Unless ParentCo delivers written notice to the Vendors and the Corporation no less than 20 days before the Automatic Redemption Date of its intention not to exercise the Redemption Call Right, ParentCo will be deemed to have exercised the Redemption Call Right on the date by which the same may be exercised by ParentCo. If ParentCo exercises the Redemption Call Right, on the Automatic Redemption Date, ParentCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, ParentCo shall deposit with the Corporation, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Corporation, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Redemption Call Purchase Price payable by ParentCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Exchangeable Shares delivered to such holder. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the articles and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If ParentCo notifies the Vendors and the Corporation in the manner described above of its intention not to exercise the Redemption Call Right on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Redemption Price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

                                    ARTICLE V
                               PARENTCO SUCCESSORS

         5.1 Certain Requirements in Respect of Combination, Etc. If ParentCo shall enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom, it shall ensure that:

         (a) such other Person or continuing corporation (the "ParentCo Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) are necessary or advisable to evidence the assumption by the ParentCo Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such ParentCo Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of ParentCo under this agreement; and

         (b) such transaction shall be upon such terms which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Vendors hereunder.

         5.2 Vesting of Powers in Successor. In the event that Section 5.1 applies, the ParentCo Successor and the Corporation shall execute and deliver the supplemental agreement provided for in Article VI hereof, and thereupon the ParentCo Successor shall possess and from time to time may exercise each and every right and power of ParentCo under this agreement in the name of ParentCo or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors of ParentCo or any officers of ParentCo may be done and performed with like force and effect by the directors or officers of such ParentCo Successor.

         5.3 Wholly-owned Subsidiaries. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of ParentCo with or into ParentCo or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of ParentCo provided that all of the assets of such subsidiary are transferred to ParentCo or another wholly-owned subsidiary of ParentCo, and any such transactions are expressly permitted by this Article V.

                                   ARTICLE VI
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS


         6.1 Amendments, Modifications, Etc. Subject to Section 6.2, this agreement may not be amended, modified or waived except by an agreement in writing executed by the Corporation and ParentCo and approved by the Vendors in accordance with Section 10.1 of the Exchangeable Share Provisions. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

         6.2 Changes in Capital of ParentCo and the Corporation. At all times after the occurrence of any event effected pursuant to Section 2.6 or Section
2.7 of the Support Agreement, as a result of which either ParentCo Common Shares or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which ParentCo Common Shares or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

         6.3 Execution of Supplemental Agreements. From time to time the Corporation (when authorized by a resolution of its board of directors), and ParentCo (when authorized by a resolution of its board of directors) may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof to evidence the succession of any ParentCo Successors to ParentCo and the covenants of and obligations assumed by each such ParentCo Successor in accordance with the provisions of Article V.



                                   ARTICLE VII
                                      TERM


         7.1 Term. This agreement shall continue until there are no Exchangeable Shares outstanding held by a Vendor.

                                  ARTICLE VIII
                                     GENERAL


         8.1 Severability. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby, and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

         8.2 Enurement. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.3 Notices to Parties. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

                  (a)      if to ParentCo to:

                           The ForeFront Group, Inc.
                           1360 Post Oak Boulevard
                           Suite 2050
                           Houston, Texas
                           77056

                           Attention:       Secretary

                           Fax:             (713) 961-4530
                           Tel:             (713) 961-1101


                  (b)      if to the Corporation to:

                           c/o The ForeFront Group, Inc.
                           1360 Post Oak Boulevard
                           Suite 2050
                           Houston, Texas
                           77056

                           Attention:       Secretary

                           Fax:             (713) 961-4530
                           Tel:             (713) 961-1101

         (c) if to the Vendors at their registered addresses on the share registers of the Corporation.

                  Except as otherwise specifically provided herein, any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof, and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

         8.4 Notice to Vendors. Except as otherwise specicially provided herein, any and all notices to be given and any documents to be sent to any Vendors may be given or sent to the address of such Vendor shown on the register of Vendors of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Vendors.

         8.5 Risk of Payments by Post. Whenever payments are to be made or documents are to be sent to any Vendor, by the Corporation or by ParentCo or by such Vendor to ParentCo or the Corporation, the making of such payment or sending of such document sent through the post shall be at the risk of the Corporation or ParentCo, in the case of payments made or documents sent by the Corporation or ParentCo, and the Vendor, in the case of payments made or documents sent by the Vendor.

         7.6 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         8.7 Jurisdiction. This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

                                     - 16 -
                  IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.

                                                     THE FOREFRONT GROUP, INC.

                                                     By: /s/ David Sikora


                                                     LANPROFESSIONAL INC.
                                                     By: /s/ David Sikora


                                                     /s/ Sunil Sethi
                                                     Sunil K. Sethi


                                                     /s/ Naveen Seth
                                                     Naveen Seth


                                                     /s/ Sukhdeve Walia
                                                     Sukhdev Walia


                                                     /s/ Sunita Uppal
                                                     Sunita Uppal


                                                     /s/ JB Sethi
                                                     Jang Bhadhur Sethi